EXHIBIT 99.2

Investor Presentation January 2011 OTCBB: VYOG 1

Statements made by representatives of Voyager Oil & Gas, Inc. (“Voyager” or the “Company”) during the course of this presentation that are not historical facts are “forward-looking statements” within the meaning of federal securities laws. These statements are based on certain assumptions and expectations made by the Company which reflect management’s experience, estimates and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. No assurances can be given that such assumptions and expectations will occur as anticipated and actual results may differ materially from those implied or anticipated in the forward looking statements. Such statements are subject to a number of risks and uncertainties, many of which are beyond the control of the Company, and which include risks relating to the global financial crisis, our ability to obtain additional capital needed to implement our business plan, declines in prices and demand for gas, oil and natural gas liquids, our minimal operating history, loss of key personnel, lack of business diversification, reliance on strategic, third-party relationships, ability to obtain rights to explore and develop oil and gas reserves, financial performance and results, our indebtedness under our senior secured promissory notes, our ability to replace reserves and efficiently develop our current reserves, our ability to make acquisitions on economically acceptable terms, and other important factors. Voyager undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events Forward Looking Statements 2

Issuer Voyager Oil and Gas, Inc. Ticker Symbol OTCBB: VYOG Units Offered(1) 7.3 Million Units (1 Common Share and 1/2 Warrant) Gross Proceeds(2) $36,135,000 Shares Outstanding (Pre-Offering) 45.3 Million Shares(3) Shares Outstanding (Post-Offering) 52.4 Million Shares Use of Proceeds Continue to pursue acreage acquisition opportunities, fund their accelerated drilling program, and for working capital purposes Dividend Policy None Lead Placement Agent Canaccord Genuity (1) Each Unit consists of one share of common stock and a warrant for 1/2 a share of common stock (2) Assumes offer price of $4.95 per share based on closing price on January 21, 2011 (3) As of December 31, 2010. Offering Summary 3

 Formation – On April 16, 2010, Voyager Oil & Gas, Inc. (formerly ante4, Inc.) (the "Company" or "Voyager"), Plains Energy Acquisition, Inc. ("Acquisition Sub") and Plains Energy Investments, Inc. ("the Target Company") entered into an Agreement and Plan of Merger (the "Merger Agreement"). Under the Merger Agreement, Acquisition Sub merged with and into the Target Company, with the Target Company remaining as the surviving corporation and a wholly- owned subsidiary of the Company (the "Merger"). On the Closing Date, the Company changed its name from ante4, Inc. to Voyager Oil & Gas, Inc. Market Capitalization ~$225 million Total Debt $15 million 90 day average trading volume ~250,000 shares Total Shares Outstanding ~45 million Management/Director Ownership 16% Company Management J.R. Reger, CEO Mitch Thompson, CFO Company Snapshot 4

 Williston Basin – Bakken / Three Forks Formation – Reger family has been leasing in the Williston for 60 years – 24,000 net acres under lease, actively acquiring more acreage – Participated in 18 gross wells in 2010, expect to participate in approximately 50 gross (5 net) wells in 2011 – $7 million to drill and complete a 1,280 acre Bakken well D-J Basin – Niobrara Formation – 3 year AMI with Slawson Exploration Company, Inc. in Weld County, CO and Laramie County, WY – 14,200 net acres split 50/50 with Slawson Exploration – Participated in 1.5 net wells in 2010, expect to participate in approximately 11 net wells in 2011 –$3.2 million to drill and complete a Niobrara well Tiger Ridge area of Montana – Shallow Gas – 65,000 net acres under lease – $250,000 to drill and complete each well Central Montana – Heath Formation – 33,500 net acres under lease, leases have 5 year term with extensions – Heath oil shale is similar to the Bakken with relatively high porosity and significant fracturing – Plan is to let the industry perfect completion methods then bring in an operator to develop acreage Opportunity Summary 5

Bakken and Three Forks Play Overview 6 The 24,000 net acres in the Williston Basin are located primarily in Williams and McKenzie Counties, North Dakota, and Richland County, Montana Voyager has partnered with the following operators across its Williston Basin acreage position (1) Based on approximate gross acreage exposure. Oasis1 20% Others1 20% Brigham1 20% Slawson1 20% EOG1 20%

Bakken and Three Forks Play Overview Opportunity: Diversification across operators, new technology application, horizontal drilling, multistage fracing Strategy: Maintain active leasing program (current program yields between 300 and 500 acres per week) Continue to partner with efficient operators Leasehold: Williams, McKenzie and Mountrail County, North Dakota Richland and Roosevelt County, Montana Acreage: 24,000 net acres 2 Net Bakken Wells Available for Drilling: 320 acre spacing = 75 net wells 2 Net Three Forks Wells Available for Drilling: 320 acre spacing = 75 net wells Total Williston Basin Drilling Exposure: 150 net wells Status: Participated in 18 gross wells in 2010 Expect to participate in 50 gross (5 net) wells in 2011 7

Bakken and Three Forks Activity North Dakota Average Monthly Rig Count 8 Bakken / Three Forks well participation Record drilling activity has significantly intensified the pace of development 0 20 40 60 80 100 120 140 160 180 Jan-10 Feb-10 Mar-10 Apr-10 May-10 Jun-10 Jul-10 Aug-10 Sep-10 Oct-10 Nov-10 Dec-10 Jan-11 Source: NDIC Department of Minerals OPERATOR WELL NAME COUNTY STATUS INTEREST BOEPD Slawson Ripper #1-22H Mountrail Producing 1.11% 2,369 Brigham Ross-Alger 6-7 #1H Mountrail Producing 7.71% 3,070 Brigham Larsen 3-10 #1H Williams Producing 0.10% 3,090 Oasis Andre 5501 13-4H Williams Producing 11.06% 1,300 Oasis Somerset 5602 12-17H Williams Producing 3.59% 972 Oasis Ellis 5602 42-8H Williams Producing 0.22% 1,057 Slawson Vixen #1-19-30H Mountrail Completing 2.28% Brigham Knoshaug 14-11 #1-H Williams Completing 0.52% Oasis Horne 5603 44-9H Williams Completing 0.37% EOG Lostwood 13-25H Mountrail Completing 0.52% Brigham Kalil Farm 14-23 #1H Williams Completing 1.50% Brigham Swindle 16-9 1-H Roosevelt Completing 18.75% EOG Sidonia 38-3019H Mountrail Drilling 0.12% EOG Wilson 150-99-29-32-1H McKenzie Drilling 0.39% Brigham Gibbins 1-12 #1-H Williams Drilling 2.73% EOG Sidonia 31-3019H Mountrail Drilling 0.12% Oasis Montague 5501 13-3H Williams Drilling 16.51% Whiting Johnson 34-8H McKenzie Drilling 0.39% Ursa Storvik 7-6 #1H Richland Preparing 25.15% Petro Hunt Storhaug 157-100 #1-1H Williams Preparing 3.14% EOG Hardscrabble Williams Preparing 0.29% Slawson Loon Federal 1-24-25H Mountrail Preparing 6.66% XTO Woodrow 24X-32 Williams Preparing 2.08%

Bakken and Three Forks Footprint 9

Bakken / Three Forks Well Economics Source: CanaccordGenuity Well Economics: Gross EUR / Well: 500 Mboe Well Cost $7.0 Million Net Revenue Interest 81.0% Net Asset Value per well $6.0 Million Anticipated Time to Payout ~25 months Well economics assume $85.00 oil / $5.00 natgas Bakken Economics (0.50 mmboe EUR) 15% 25% 35% 45% 55% 65% 75% 85% 55 60 65 70 75 80 85 90 95 100 $/bbl BT IRR $5.5 million $6.5 million $7.5 million Bakken Economics (0.60 mmboe EUR) 15% 25% 35% 45% 55% 65% 75% 85% 95% 55 60 65 70 75 80 85 90 95 100 $/bbl BT IRR $5.5 million $6.5 million $7.5 million 10

 Opportunity: New technology application, horizontal drilling, multistage fracing Strategy: Maintain active leasing program and acquire additional acreage through partner (3 year AMI) Continue to partner with efficient operators Leasehold: Weld County, Colorado and Laramie County, Wyoming Acreage: 14,200 net acres (average cost of less than $500/acre) 2 Net Niobrara Wells Available for Drilling: 320 acre spacing = 45 net wells Status: Participated in 3 test wells in 2010 Set surface casing on 22 high-grade locations Expect to participate in 22 gross (11 net) wells in 2011 The next 3 wells will be drilled in succession starting the week of January 24th Niobrara Play Overview 11

 2010 Test Wells: – Bushwacker #24-11-67 – the first well, experienced significant geosteering issues, temporarily shut-in pending results of the Moonshine and Outlaw wells. Expect the lateral portion of the well may be redrilled in either the Niobrara B or Cordell formation. Drilled and completed for $3.0 million. – Moonshine #1-36H – the second well, completed with a 19-stage frac and had a 24 hour IP rate of 650 bbls. Approximately one month later the well was flowing at ~480 boepd with a 95% oil cut and without the aid of artificial lift. Drilled and completed for $3.29 million. – Outlaw #16-11-66H – the third well, completed on January 15, 2011 is currently being tested and prepared for artificial lift. Based on hydrocarbon shows during drilling, similar results to the Moonshine well are expected. Slawson has completed the construction of drilling pads for 22 additional Niobrara drilling locations in Weld County, Colorado. Surface casing has been set on all 22 locations which increased the term on each lease by one year. These 22 wells are high-grade locations and have been delineated by the Moonshine and Outlaw wells. The next 3 wells (Joker 36-9-62, Smuggler 16-10-62 and Birds of Prey 36-10-61) will be drilled in succession starting the week of January 24th, all of which are in direct proximity to the Moonshine and Outlaw wells. Niobrara Play Activity 12

Niobrara Activity Map VYOG Acreage 13

Niobrara Footprint EOG’s Jake 2-01H 14 Moonshine #1-36 Bushwacker 24-11-67 Outlaw 16-11-66

Niobrara Well Economics Source: CanaccordGenuity Horizontal Niobrara Economics (400 m boe EUR) 20% 40% 60% 80% 100% 120% 55.0 60.0 65.0 70.0 75.0 80.0 85.0 90.0 95.0 100.0 $/boe BT IRR $3.0 AFE (mm) $3.5 AFE (mm) $4.0 AFE (mm) Horizontal Niobrara Economics (450m boe EUR) 20% 40% 60% 80% 100% 120% 140% 160% 55.0 60.0 65.0 70.0 75.0 80.0 85.0 90.0 95.0 100.0 $/boe BT IRR $3.0 AFE (mm) $3.5 AFE (mm) $4.0 AFE (mm) 15 Well Economics: Gross EUR / Well: 400 Mboe Well Cost $3.2 Million Net Revenue Interest 80.0% Net Asset Value per well $7.9 Million Anticipated Time to Payout 6 months Well economics assume $85.00 oil / $5.00 natgas

Heath Oil Shale 33,500 net acres in Heath Oil Shale located in Musselshell, Petroleum, Garfield and Fergus Counties, Montana Long term leases with extensions (majority have 5 year extensions) Heath oil shale is similar to the Bakken with relatively high porosity and significant fracturing Industry is beginning to start development of Heath (new wells being drilled this year) – Voyager’s acreage offsets EOG Resources’ acreage – Other significant leaseholders include EOG Resources, Noble Energy and Cirque Resources LP Voyager’s Other Prospects 16

Tiger Ridge Gas 65,000 net acres in Tiger Ridge area located in Blaine, Hill and Chouteau Counties, Montana 3-D seismic based Plan to drill 25 net wells in the next 4 years Average well completion cost is $250K Conventional wells are expected to recover an approximate 0.5 Bcf of gas Currently drilling 3 wells with average WI of 32.0% Joint Venture operating partner allows Voyager to retain non-operated model yet control the pace and the drill bit Relative to land acquisition costs, one good well will pay for the entire prospect Voyager’s Other Prospects 17

• Majority interest owner can permit a well on standard spacing without protest • Minority interest owners pooled into pro-rata share of well/drilling unit • Minority interest owner can permit well with support of other minority owners Non-Operator Business Model Minority Interest (Non-Operator) 10% (64 acres) Majority Interest (Operator) 90% (576 acres) 640 Acre Section (Drilling Unit) 18

• 100% Non-Operated in all areas • Maintain focus on leasing • Obtain working interests through the acquisition of leasehold in target areas • Voyager is pooled into a pro-rata share of well/unit and participates on a heads-up basis • The Non-Operator is a low-cost producer • Pay only direct drilling, development and operating costs of the well • Not responsible for many other operator costs including G&G, R&D, Seismic, Legal/Accounting, Engineering, or large staff associated with operators Non-Operator Business Model 19

 Non-operated model with drilling influence through proven operators Plan on NYSE Amex Listing in Q1 2011 Participate in 50 gross (5 net) Bakken / Three Forks wells in 2011 Participate in 22 gross (11 net) Niobrara wells in 2011 Potential for at least 6 wells in each Bakken / Three Forks drilling unit Large acreage position in core areas of the Bakken and Niobrara with significant upside potential Investment Highlights 20

Shareholder Base / Other

- Voyager's insider and institutional shareholders:

Top Ten Institutional and Individual Holders	Common Shares	Benefical Ownership
Bradley Berman (Former Director)	3,519,108	7.8%
Douglas Dalton	1,717,313	3.8%
James Randall Reger	1,018,634	2.2%
Cortina Asset Management, LLC	330,285	0.7%
Dimensional Fund Advisors LP	196,169	0.4%
GMT Capital Corp.	180,312	0.4%
Mindshare Capital Management, Llc	149,685	0.3%
Neil I. Sell	88,022	0.2%
GAMCO Investors, Inc.	70,000	0.2%
AllianceBernstein L.P.	45,503	0.1%
Total Top Ten Holders Ownership	**7,315,031**	**16.1%**

Voyager Management and Directors	Common Shares	Benefical Ownership
James Russell Reger (CEO)	2,755,612	6.1%
Lyle Berman (Chairman of the Board)	2,345,801	5.2%
Steven Lipscomb (Director)	2,093,385	4.6%
Mitchell Thompson (CFO)	78,153	0.2%
Total Insider Ownership	**7,272,951**	**16.0%**

- The amended S-3 filed on January 18, 2011 is currently outstanding and not yet effective. The S-3 is registering 12.7 million shares received in the merger during the Company's formation. The following represents the top ten shareholders listed in the amended S-3:

Holder	Common Shares	Benefical Ownership
Itama Investments, LLC	1,953,813	4.3%
Tonkawa Energy Capital, LLC	1,610,119	3.6%
COG Partners	939,616	2.1%
Slawson Resources Company	500,000	1.1%
Daniel A. Deikel Trust	390,763	0.9%

Holder	Common Shares	Benefical Ownership
Marcus Thompson	390,763	0.9%
Paul W. Schaffer	390,763	0.9%
Ryan P. Maurer	390,763	0.9%
Mill City Ventures, LP	350,000	0.8%
Providence Cedar, LLC	325,636	0.7%

- Of note, these shareholders have been off restriction and tradable since October 2010

21

Area of Mutual Interest (AMI) – A geographical area in which two or more companies agree to work with one another Authorization for Expenditure (AFE) – An estimate of the costs of drilling and completing a new oil or gas well Conventional Play – Exploring for oil or gas via vertical well drilling methods Resource Play/Unconventional Play – Exploring for oil or gas via horizontal drilling/completion methods Spud/Spud Date – A well is spud when an operator begins drilling into the Earth Unitization – Process whereby owners of adjoining properties pool leases into a single operated unit Held by Production (HBP) – A lease remains in effect as long as oil or gas is produced in paying quantities Working Interest – A percentage of ownership in an oil and gas lease granting its owner the right to explore, drill and produce oil and gas from a tract of property Gross Well – Any well the Company participates in is considered a “1 gross well” Net Well – Fractional working interest held in a gross well (10% working interest in one gross well equals 0.10 net well) MCF/BCF – Referring to natural gas. MCF=1,000 cubic feet gas; BCF=1 billion cubic feet gas TOC – Total organic compound, also known as “total oil content” Frac’ing/Multi-stage Frac’ing – The practice of pumping special fluids down the well under high pressure; fracturing causes the formation to crack open, creating passages for the reservoir fluids to more easily flow into the wellbore Initial Production (IP) – The initial flow rate of a well Estimated Ultimate Recovery (EUR) - The estimated total amount of barrels to be produced from an oilwell Time to Payout – The time it takes for a well to pay for its own drilling costs Downspacing – Drilling additional wells in a previously designated unit Bakken Shale – Shale found in the Williston Basin whereby massive amount of oil is trapped. Three Forks – Shale 150 feet below Bakken found in the Williston Basin in which massive amounts of oil is trapped Niobrara – Chalky shale in the D-J Basin of Colorado and Wyoming in which massive amount of oil is trapped. Permits – An operator is required to file for a permit to drill a well with the state oil and gas board prior to drilling Presentation Definitions 22

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